Exhibit 99.2

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)

	2017		2016
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Statement of Income Data
Total interest income	$33,278	$32,889	$31,567	$30,005	$30,732
Total interest expense	2,851	2,638	2,535	2,388	2,374
Net interest income	30,427	30,251	29,032	27,617	28,358
Provision for loan losses	(865)	(257)	(752)	71	(789)
Total noninterest income	35,657	31,087	31,332	43,962	38,356
Total noninterest expense	49,136	46,417	47,319	55,529	50,595
Net income before income taxes	17,813	15,178	13,797	15,979	16,908
Income tax expense	6,574	5,425	4,787	14,772	1,133
Net income	$11,239	$9,753	$9,010	$1,207	$15,775
Net interest income (tax—equivalent basis)	$31,158	$30,963	$29,686	$28,213	$28,967
Pro forma net income (C-Corp basis)	$11,239	$9,753	$9,010	$10,033	$10,576
Pro forma core net income*	$12,919	$10,284	$10,484	$12,935	$13,151
Per Common Share
Diluted net income	$0.43	$0.40	$0.37	$0.07	$0.92
Pro forma net income- diluted (C Corp basis)	$0.43	$0.40	$0.37	$0.55	$0.62
Pro forma core net income - diluted*	$0.49	$0.42	$0.43	$0.71	$0.77
Book value	17.59	14.16	13.71	13.73	15.47
Tangible book value*	15.83	12.05	11.58	11.56	12.41
Weighted average number of shares-diluted	26,301,458	24,610,991	24,500,943	18,332,192	17,180,000
Period-end number of shares (a)	28,968,160	24,154,323	24,107,660	23,975,122	17,180,000
Selected Balance Sheet Data
Cash and due from banks	$59,112	$53,748	$50,157	$51,292	$52,122
Loans held for investment	1,970,974	1,900,995	1,848,784	1,793,343	1,750,304
Allowance for loan losses	(23,247)	(22,898)	(21,747)	(23,290)	(23,734)
Loans held for sale	427,416	365,173	507,442	486,601	322,249
Available-for-sale securities, fair value	553,357	567,886	582,183	553,357	550,307
Foreclosed real estate, net	6,370	6,811	7,403	8,964	9,902
Total assets	3,346,570	3,166,459	3,276,881	3,187,180	2,917,958
Total deposits	2,727,593	2,701,199	2,671,562	2,640,072	2,514,297
Borrowings	43,790	44,552	194,892	125,291	55,785
Total shareholders' equity	509,517	342,142	330,498	329,108	265,768
Selected Ratios
Return on average:
Assets	1.40%	1.25%	1.12%	0.16%	2.19%
Shareholders' equity	11.30%	11.87%	11.24%	1.74%	24.42%
Tangible common equity*	12.96%	14.03%	13.40%	2.14%	30.64%
Pro forma return on average (C-Corp basis):
Assets	1.40%	1.25%	1.12%	1.32%	1.47%
Shareholders' equity	11.30%	11.87%	11.24%	14.43%	16.37%
Tangible common equity*	12.96%	14.03%	13.40%	17.79%	20.55%
Average shareholders' equity to average assets	12.37%	10.50%	9.95%	9.17%	8.96%
Net interest margin (NIM) (tax-equivalent basis)	4.19%	4.28%	3.99%	4.05%	4.40%
Net interest margin excluding accretion (tax-equivalent basis) (c)	4.08%	4.12%	3.94%	3.94%	4.16%
Efficiency ratio (GAAP)	74.35%	75.67%	78.39%	77.58%	75.84%
Core efficiency ratio (tax-equivalent basis)*	70.18%	73.29%	73.72%	69.65%	67.92%
Loans held for investment to deposit ratio	72.26%	70.38%	69.20%	67.93%	69.61%
Total loan to deposit ratio	87.93%	83.89%	88.20%	86.36%	82.43%
Yield on interest-earning assets	4.57%	4.65%	4.33%	4.40%	4.74%
Cost of interest-bearing liabilities	0.55%	0.51%	0.49%	0.48%	0.46%
Cost of total deposits	0.34%	0.32%	0.29%	0.30%	0.28%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans held for investment	1.18%	1.20%	1.18%	1.30%	1.36%
Net recoveries (charge-off's) as a percentage of average total loans
held for investment	0.25%	0.31%	(0.17)%	(0.12)%	0.02%
Nonperforming assets as a percentage of total assets (b)	0.58%	0.56%	0.58%	0.68%	0.78%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	15.23%	10.81%	10.09%	10.33%	9.11%
Tangible common equity to tangible assets*	13.92%	9.34%	8.65%	8.84%	7.44%
Tier 1 capital (to average assets)	15.54%	10.46%	10.05%	10.32%	7.98%
Tier 1 capital (to risk-weighted assets)	18.28%	12.87%	12.19%	12.37%	9.57%
Total capital (to risk-weighted assets)	19.14%	13.76%	13.03%	13.32%	11.00%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	17.16%	11.69%	11.04%	11.16%	8.30%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to discussion of non-GAAP measures included in the corresponding earnings release.

(a) Includes the 4,806,710 common shares issued effective June 1, 2017.
(b) Includes the $1.5 million of marketable equity securities in satisfaction of previously charged-off loan during the second quarter of 2017.
(c) Excludes accretion from acquired/purchased loans.

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

						Q2 2017	Q2 2017
						vs.	vs.
	2017		2016			Q1 2017	Q2 2016
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$29,350	$29,006	$28,125	$26,550	$26,878	1.19%	9.20%
Interest on securities
Taxable	2,589	2,567	2,350	2,402	2,849	0.86%	-9.13%
Tax-exempt	1,068	1,040	947	875	845	2.69%	26.39%
Other	271	276	145	178	108	-1.81%	150.93%
Total interest income	33,278	32,889	31,567	30,005	30,680	1.18%	8.47%
Interest expense:
Deposits
Demand and savings accounts	1,703	1,531	1,387	1,340	1,289	11.23%	32.12%
Time deposits	604	583	551	575	441	3.60%	36.96%
Short-term borrowings	12	10	20	13	29	20.00%	-58.62%
Long-term debt	532	514	577	460	563	3.50%	-5.51%
Total interest expense	2,851	2,638	2,535	2,388	2,322	8.07%	22.78%
Net interest income	30,427	30,251	29,032	27,617	28,358	0.58%	7.30%
Provision for loan losses	(865)	(257)	(752)	71	(789)	236.58%	9.63%
Net interest income after provision for loan losses	31,292	30,508	29,784	27,546	29,147	2.57%	7.36%
Noninterest income:
Mortgage banking income	30,239	25,080	26,177	36,938	30,133	20.57%	0.35%
Service charges on deposit accounts	1,796	1,766	1,880	1,870	2,276	1.70%	-21.09%
ATM and interchange fees	2,085	2,047	2,035	1,814	1,907	1.86%	9.33%
Investment services income	903	814	829	857	958	10.93%	-5.74%
Gain on sale of securities	29	1	-	416	2,591	2800.00%	-98.88%
Gain (loss) on sales or write-downs of foreclosed assets	23	748	(222)	1,646	(131)	-96.93%	-117.56%
Gain (loss) on other assets	39	-	(127)	7	(123)	100.00%	-131.71%
Other income	543	631	760	414	745	-13.95%	-27.11%
Total noninterest income	35,657	31,087	31,332	43,962	38,356	14.70%	-7.04%
Total revenue	66,084	61,338	60,364	71,579	66,714	7.74%	-0.94%
Noninterest expenses:
Salaries, commissions and employee benefits	30,783	29,006	29,506	34,010	26,688	6.13%	15.34%
Occupancy and equipment expense	3,307	3,109	3,044	3,171	3,226	6.37%	2.51%
Legal and professional fees	1,033	1,428	810	816	856	-27.66%	20.68%
Data processing	1,460	1,501	1,490	1,294	669	-2.73%	118.24%
Merger and conversion	767	487	-	1,122	1,540	57.49%	-50.19%
Amortization of core deposit intangibles	123	392	527	526	527	-68.62%	-76.66%
Amortization of mortgage servicing rights	-	-	2,100	2,796	1,968	0.00%	-100.00%
(Recovery of) impairment of mortgage servicing rights	-	-	(3,411)	2,402	4,914	0.00%	-100.00%
Loss on sale of mortgage servicing rights	249	-	4,447	-	-	100.00%	100.00%
Regulatory fees and deposit insurance assessments	494	435	471	465	529	13.56%	-6.62%
Software license and maintenance fees	364	457	513	503	1,349	-20.35%	-73.02%
Advertising	3,343	2,932	2,537	2,220	3,601	14.02%	-7.16%
Other expense	7,213	6,670	5,285	6,204	4,728	8.14%	52.56%
Total noninterest expense	49,136	46,417	47,319	55,529	50,595	5.86%	-2.88%
Net income before income taxes	17,813	15,178	13,797	15,979	16,908	17.36%	5.35%
Income tax expense	6,574	5,425	4,787	14,772	1,133	21.18%	480.23%
Net income	$11,239	$9,753	$9,010	$1,207	$15,775	15.24%	-28.75%
Weighted average common shares outstanding:
Basic	25,741,968	24,138,437	23,977,028	18,259,128	17,180,000
Fully diluted	26,301,458	24,610,991	24,500,943	18,332,192	17,180,000
Earnings per share
Basic	$0.44	$0.40	$0.38	$0.07	$0.92
Fully diluted	$0.43	$0.40	$0.37	$0.07	$0.92

Pro Forma (C Corp basis):
Income tax expense	$6,574	$5,425	$4,787	$5,946	$6,332	21.18%	3.82%
Net income	$11,239	$9,753	$9,010	$10,033	$10,576	15.24%	6.27%
Earnings per share
Basic	$0.44	$0.40	$0.38	$0.55	$0.62
Fully diluted	$0.43	$0.40	$0.37	$0.55	$0.62

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

					Q2 2017
	For the six months ended		For the year ended		vs.
	June 30,		December 31,		Q2 2016
	2017	2016	2016	2015	Percent variance
Interest income:
Interest and fees on loans	$58,356	$51,190	$105,865	$87,723	14.00%
Interest on securities
Taxable	5,156	5,894	10,646	11,783	-12.52%
Tax-exempt	2,108	1,550	3,372	2,808	36.00%
Other	547	288	611	468	89.93%
Total interest income	66,167	58,922	120,494	102,782	12.30%
Interest expense:
Deposits
Demand and savings accounts	3,234	2,686	5,413	4,733	20.40%
Time deposits	1,187	803	1,929	1,559	47.82%
Short-term borrowings	22	88	121	712	-75.00%
Long-term debt	1,046	1,044	2,081	1,906	0.19%
Total interest expense	5,489	4,621	9,544	8,910	18.78%
Net interest income	60,678	54,301	110,950	93,872	11.74%
Provision for loan losses	(1,122)	(798)	(1,479)	(3,064)	40.60%
Net interest income after provision for loan losses	61,800	55,099	112,429	96,936	12.16%
Noninterest income:
Mortgage banking income	55,319	54,636	117,751	70,190	1.25%
Service charges on deposit accounts	3,562	4,259	8,009	7,389	-16.37%
ATM and interchange fees	4,132	3,942	7,791	6,536	4.82%
Investment services income	1,717	1,651	3,337	3,260	4.00%
Bargain purchase gain	-	-	-	2,794	0.00%
Gain on sale of securities	30	3,991	4,407	1,844	-99.25%
Gain (loss) on sales or write-downs of foreclosed assets	771	(142)	1,282	(317)	-642.96%
(Loss) gain on other assets	39	17	(103)	(393)	129.41%
Other income	1,174	1,037	2,211	1,077	13.21%
Total noninterest income	66,744	69,391	144,685	92,380	-3.81%
Total revenue	127,422	123,692	255,635	186,252	3.02%
Noninterest expenses:
Salaries, commissions and employee benefits	59,789	50,476	113,992	84,214	18.45%
Occupancy and equipment expense	6,416	6,396	12,611	10,777	0.31%
Legal and professional fees	2,461	1,888	3,514	3,355	30.35%
Data processing	2,961	1,397	4,181	2,053	111.95%
Merger and conversion	1,254	2,146	3,268	3,543	-41.57%
Amortization of core deposit intangibles	515	1,079	2,132	1,731	-52.27%
Amortization of mortgage servicing rights	-	3,425	8,321	2,601	-100.00%
Impairment of mortgage servicing rights	-	5,687	4,678	194	-100.00%
Loss on sale of mortgage servicing rights	249	-	4,447	-	100.00%
Regulatory fees and deposit insurance assessments	929	1,016	1,952	2,190	-8.56%
Software license and maintenance fees	821	1,858	2,874	1,986	-55.81%
Advertising	6,275	5,851	10,608	7,866	7.25%
Other expense	13,883	10,723	22,212	17,982	29.47%
Total noninterest expense	95,553	91,942	194,790	138,492	3.93%
Net income before income taxes	32,991	32,548	62,324	50,824	1.36%
Income tax expense	11,999	2,174	21,733	2,968	451.93%
Net income	$20,992	$30,374	$40,591	$47,856	-30.89%
Weighted average common shares outstanding:
Basic	24,944,633	17,180,000	19,165,182	17,180,000
Fully diluted	25,450,419	17,180,000	19,312,174	17,180,000
Earnings per share
Basic	$0.84	$1.77	$2.12	$2.79
Fully diluted	$0.82	$1.77	$2.10	$2.79

Pro Forma:
Income tax expense	11,999	12,169	22,902	17,829	-1.40%
Net income	20,992	20,379	39,422	32,995	3.01%
Earnings per share
Basic	$0.84	$1.19	$2.06	$1.92
Fully diluted	$0.82	$1.19	$2.04	$1.92

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Consolidated Balance Sheets
(Unaudited)
(In Thousands, %)

						Annualized
						Q2 2017	Q2 2017
						vs.	vs.
	2017		2016			Q1 2017	Q2 2016
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$59,112	$53,748	$50,157	$51,292	$52,122	40.03%	13.41%
Federal funds sold	16,238	18,512	13,037	8,848	13,415	-49.27%	21.04%
Interest bearing deposits in financial institutions	110,928	57,292	73,133	57,157	23,382	375.50%	374.42%
Cash and cash equivalents	186,278	129,552	136,327	117,297	88,919	175.63%	109.49%
Investments:
Available-for-sale securities, at fair value	553,357	567,886	582,183	553,357	550,307	-10.26%	0.55%
Federal Home Loan Bank stock, at cost	7,743	7,743	7,743	6,528	6,528	0.00%	18.61%
Loans held for sale, at fair value	427,416	365,173	507,442	486,601	322,249	68.37%	32.64%
Loans	1,970,974	1,900,995	1,848,784	1,793,343	1,750,304	14.77%	12.61%
Less: allowance for loan losses	23,247	22,898	21,747	23,290	23,734	6.11%	-2.05%
Net loans	1,947,727	1,878,097	1,827,037	1,770,053	1,726,570	14.87%	12.81%
Premises and equipment, net	66,392	66,108	66,651	65,882	65,686	1.72%	1.07%
Foreclosed real estate, net	6,370	6,811	7,403	8,964	9,902	-25.97%	-35.67%
Interest receivable	7,012	7,247	7,241	7,040	6,627	-13.01%	5.81%
Mortgage servicing rights, net	48,464	47,593	32,070	46,291	40,382	7.34%	20.01%
Goodwill	46,867	46,867	46,867	46,867	46,867	0.00%	0.00%
Core deposit intangible, net	4,048	4,171	4,563	5,090	5,616	-11.83%	-27.92%
Other assets	44,896	39,211	51,354	73,210	48,305	58.15%	-7.06%
Total assets	$3,346,570	$3,166,459	$3,276,881	$3,187,180	$2,917,958	22.81%	14.69%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Demand deposits
Noninterest-bearing	$715,391	$696,112	$697,072	$726,248	$680,165	11.11%	5.18%
Interest-bearing	1,471,650	1,473,535	1,449,382	1,382,981	1,304,606	-0.51%	12.80%
Savings deposits	143,951	142,019	134,077	131,819	129,944	5.46%	10.78%
Time deposits	396,601	389,533	391,031	399,024	399,582	7.28%	-0.75%
Total deposits	2,727,593	2,701,199	2,671,562	2,640,072	2,514,297	3.92%	8.48%
Securities sold under agreements to repurchase	16,343	18,130	21,561	29,137	29,278	-39.53%	-44.18%
Short-term borrowings	—	—	150,000	80,000	—	0.00%	0.00%
Long-term debt	43,790	44,552	44,892	45,291	55,785	-6.86%	-21.50%
Accrued expenses and other liabilities	49,327	60,436	58,368	63,572	52,830	-73.73%	-6.63%
Total liabilities	2,837,053	2,824,317	2,946,383	2,858,072	2,652,190	1.81%	6.97%
Shareholders' equity:
Common stock, $1 par value	28,968	24,155	24,108	23,975	17,180	79.92%	68.61%
Additional paid-in capital	363,870	214,160	213,480	211,765	94,544	280.39%	284.87%
Retained earnings	115,391	104,152	93,784	84,774	143,567	43.28%	-19.63%
Accumulated other comprehensive income (loss), net	1,288	(325)	(874)	8,594	10,477	-1990.68%	-87.71%
Total shareholders' equity	509,517	342,142	330,498	329,108	265,768	196.22%	91.71%
Total liabilities and shareholders' equity	$3,346,570	$3,166,459	$3,276,881	$3,187,180	$2,917,958	22.81%	14.69%

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended
	June 30, 2017			March 31, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,942,667	$25,022	5.17%	$1,869,951	$25,001	5.42%
Loans held for sale	390,596	4,369	4.49%	381,932	4,046	4.30%
Securities:
Taxable	442,309	2,589	2.35%	456,634	2,567	2.28%
Tax-exempt(1)	122,553	1,758	5.75%	117,615	1,711	5.90%
Total Securities(1)	564,862	4,347	3.09%	574,249	4,278	3.02%
Federal funds sold	8,456	23	1.09%	14,327	27	0.76%
Interest-bearing deposits with other financial institutions	68,460	158	0.93%	82,981	171	0.84%
FHLB stock	7,743	90	4.66%	7,743	78	4.09%
Total interest earning assets(1)	2,982,784	34,009	4.57%	2,931,183	33,601	4.65%
Noninterest Earning Assets:
Cash and due from banks	50,004			51,614
Allowance for loan losses	(22,813)			(21,955)
Other assets	214,808			211,307
Total noninterest earning assets	241,999			240,966
Total assets	$3,224,783			$3,172,149
Interest-bearing liabilities:
Interest bearing deposits:
Time deposits	$390,912	$604	0.62%	$390,212	$583	0.61%
Money market	723,020	889	0.49%	729,934	785	0.44%
Negotiable order of withdrawals	711,099	759	0.43%	718,957	695	0.39%
Savings deposits	143,357	55	0.15%	136,627	51	0.15%
Total interest bearing deposits	1,968,388	2,307	0.47%	1,975,730	2,114	0.43%
Other interest-bearing liabilities:
FHLB advances	52,569	192	1.46%	60,569	191	1.28%
Other borrowings	17,315	12	0.28%	18,884	10	0.21%
Long-term debt	30,930	340	4.41%	30,930	323	4.24%
Total other interest-bearing liabilities	100,814	544	2.16%	110,383	524	1.93%
Total Interest-bearing liabilities	2,069,202	2,851	0.55%	2,086,113	2,638	0.51%
Noninterest bearing liabilities:
Demand deposits	724,419			708,612
Other liabilities	32,357			44,246
Total noninterest-bearing liabilities	756,776			752,858
Total liabilities	2,825,978			2,838,971
Shareholders' equity	398,805			333,178
Total liabilities and shareholders' equity	$3,224,783			$3,172,149
Net interest income (1)		$31,158			$30,963
Interest rate spread (1)			4.10%			4.22%
Net interest margin (1)			4.19%			4.28%
Net interest margin (excluding accretion)(1)			4.08%			4.12%
Average interest-earning assets to average interest-bearing liabilities			144.2%			140.5%
Tax equivalent adjustment		$731			$712
Loan yield components:
Contractual interest rate on loans held for investment (1)		$22,553	4.66%		$21,638	4.69%
Origination and other loan fee income		1,534	0.32%		1,850	0.40%
Accretion on purchased loans		848	0.17%		1,160	0.25%
Syndication fee income		87	0.02%		353	0.08%
Total loan yield		$25,022	5.17%		$25,001	5.42%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 39.225%

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2016			September 30, 2016			June 30, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,811,136	$24,001	5.27%	$1,750,300	$23,633	5.37%	$1,736,493	$24,843	5.75%
Loans held for sale	510,219	4,167	3.25%	409,736	2,948	2.86%	276,943	2,099	3.05%
Securities:
Taxable	455,275	2,350	2.05%	454,601	2,426	2.12%	499,617	2,849	2.29%
Tax-exempt(1)	108,230	1,558	5.73%	100,947	1,440	5.67%	82,368	1,390	6.79%
Total Securities(1)	563,505	3,908	2.76%	555,548	3,866	2.77%	581,985	4,239	2.93%
Federal funds sold	10,192	15	0.59%	14,748	18	0.49%	10,745	16	0.60%
Interest-bearing deposits with other financial institutions	60,438	65	0.43%	32,262	71	0.88%	46,594	26	0.22%
FHLB stock	6,931	65	3.73%	6,528	65	3.96%	6,528	66	4.07%
Total interest earning assets(1)	2,962,421	32,221	4.33%	2,769,122	30,601	4.40%	2,659,288	31,289	4.73%
Noninterest Earning Assets:
Cash and due from banks	43,883			46,440			46,646
Allowance for loan losses	(23,283)			(23,493)			(24,625)
Other assets	223,377			223,601			218,766
Total noninterest earning assets	243,977			246,548			240,787
Total assets	$3,206,398			$3,015,670			$2,900,075
Interest-bearing liabilities:
Interest bearing deposits:
Time deposits	$394,739	$551	0.56%	$400,088	$575	0.57%	$310,744	$441	0.57%
Money market	693,790	662	0.38%	622,430	650	0.42%	585,947	446	0.31%
Negotiable order of withdrawals	679,100	674	0.39%	683,527	639	0.37%	717,590	687	0.39%
Savings deposits	132,016	51	0.15%	130,864	51	0.16%	220,639	156	0.28%
Total interest bearing deposits	1,899,645	1,938	0.41%	1,836,909	1,915	0.41%	1,834,920	1,730	0.38%
Other interest-bearing liabilities:
FHLB advances	117,825	258	0.87%	58,803	171	1.16%	36,773	135	1.48%
Other borrowings	25,545	22	0.31%	30,515	13	0.17%	34,041	23	0.27%
Long-term debt	32,609	317	3.89%	39,910	289	2.88%	41,005	434	4.26%
Total other interest-bearing liabilities	175,979	597	1.35%	129,228	473	1.46%	111,819	592	2.13%
Total Interest-bearing liabilities	2,075,624	2,535	0.49%	1,966,137	2,388	0.48%	1,946,739	2,322	0.48%
Noninterest bearing liabilities:
Demand deposits	768,018			738,328			668,295
Other liabilities	43,770			34,656			25,252
Total noninterest-bearing liabilities	811,788			772,984			693,547
Total liabilities	2,887,412			2,739,121			2,640,286
Shareholders' equity	318,986			276,549			259,790
Total liabilities and shareholders' equity	$3,206,398			$3,015,670			$2,900,076
Net interest income (1)		$29,686			$28,213			$28,967
Interest rate spread (1)			3.92%			3.98%			4.36%
Net interest margin (1)			3.99%			4.05%			4.40%
Net interest margin (excluding accretion)(1)			3.94%			3.94%			4.16%
Average interest-earning assets to average interest-bearing liabilities			142.7%			140.8%			136.6%
Tax equivalent adjustment		$654			$596			$609
Loan yield components:
Contractual interest rate on loans held for investment (1)		$21,790	4.79%		$20,513	4.66%		$19,927	4.61%
Origination and other loan fee income		1,868	0.41%		2,306	0.52%		2,536	0.59%
Accretion on purchased loans		343	0.08%		814	0.19%		1,555	0.36%
Syndication fee income		—	—		—	—		825	0.19%
Total loan yield		$24,001	5.27%		$23,633	5.37%		$24,843	5.75%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 39.225%

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except %)

	For the Six Months Ended			For the Six Months Ended
	June 30, 2017			June 30, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,906,510	$50,023	5.29%	$1,720,545	$47,148	5.51%
Loans held for sale	386,288	8,415	4.39%	264,166	4,153	3.16%
Securities:
Taxable	449,432	5,156	2.31%	513,516	5,870	2.30%
Tax-exempt(1)	120,098	3,469	5.82%	78,998	2,550	6.49%
Total Securities(1)	569,530	8,625	3.05%	592,514	8,420	2.86%
Federal funds sold	11,375	50	0.89%	12,905	31	0.48%
Interest-bearing deposits with other financial institutions	75,680	329	0.88%	57,432	149	0.52%
FHLB stock	7,743	168	4.38%	6,528	132	4.07%
Total interest earning assets(1)	2,957,126	67,610	4.61%	2,654,090	60,033	4.55%
Noninterest Earning Assets:
Cash and due from banks	50,805			47,900
Allowance for loan losses	(22,387)			(24,590)
Other assets	213,067			215,472
Total noninterest earning assets	241,485			238,782
Total assets	$3,198,611			$2,892,872
Interest-bearing liabilities:
Interest bearing deposits:
Money market	$726,458	$1,674	0.46%	$571,022	$980	0.35%
Negotiable order of withdrawals	715,006	1,454	0.41%	718,705	1,330	0.37%
Savings deposits	140,011	106	0.15%	202,779	376	0.37%
Time deposits	390,564	1,187	0.61%	330,455	803	0.49%
Total interest bearing deposits	1,972,039	4,421	0.45%	1,822,961	3,489	0.38%
Other interest-bearing liabilities:
FHLB advances	56,547	383	1.37%	15,183	259	3.43%
Other borrowings	18,096	22	0.25%	88,403	46	0.10%
Long-term debt	30,930	663	4.32%	41,005	827	4.06%
Total other interest-bearing liabilities	105,573	1,068	2.04%	144,591	1,132	1.57%
Total Interest-bearing liabilities	$2,077,612	$5,489	0.53%	$1,967,552	$4,621	0.47%
Noninterest bearing liabilities:
Demand deposits	$716,560			$641,538
Other liabilities	38,265			28,637
Total noninterest-bearing liabilities	754,825			670,175
Total liabilities	2,832,437			2,637,727
Shareholders' equity	366,174			255,145
Total liabilities and shareholders' equity	$3,198,611			$2,892,872
Net interest income (1)		$62,121			$55,412
Interest rate spread (1)			4.16%			4.16%
Net interest margin (1)			4.24%			4.20%
Net interest margin (excluding accretion)(1)			4.10%			4.02%
Average interest-earning assets to average interesting bearing liabilities			142.3%			134.9%
Tax equivalent adjustment		$1,443			$1,111
Loan yield components:
Contractual interest rate on loans held for investment (1)		$44,191	4.67%		$40,043	4.68%
Origination and other loan fee income		3,384	0.36%		3,899	0.46%
Accretion on purchased loans		2,008	0.21%		2,381	0.28%
Syndicated fee income		440	0.05%		825	0.10%
Total loan yield		$50,023	5.29%		$47,148	5.51%

(1) Includes tax equivalent adjustment using combined rate of 39.225%

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017		2016
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment
Net interest income	$29,999	$29,856	$28,959	$28,142	$29,217
Provision for loan losses	(865)	(257)	(752)	71	(789)
Mortgage banking income-retail footprint	7,118	5,666	3,202	8,981	7,215
Other noninterest income	5,418	6,007	5,155	7,024	8,223
Other noninterest mortgage banking expenses	5,368	4,836	1,950	6,215	4,072
Noninterest expense	23,966	23,911	23,080	25,570	24,072
Pre-tax income after allocations	$14,066	$13,039	$13,038	$12,291	$17,300
Total assets	2,878,437	2,705,118	2,752,773	2,661,116	2,508,867
Intracompany funding income included in net interest income	3,831	3,551	4,081	3,473	2,824
Core efficiency ratio*	60.42%	64.41%	62.57%	65.22%	63.06%
Mortgage segment
Net interest income	$428	$395	$40	$(525)	$(859)
Provision for loan losses	-	-	-	-	-
Noninterest income	23,121	19,414	22,975	27,957	22,918
Noninterest expense	19,802	17,670	22,256	23,744	22,451
Direct contribution	$3,747	$2,139	$759	$3,688	$(392)
Total assets	468,133	461,341	524,108	526,064	409,091
Intracompany funding expense included in net interest income	3,831	3,551	4,081	3,473	2,824
Core efficiency ratio*	78.33%	88.73%	92.50%	76.34%	76.52%
Interest rate lock commitments volume during the period
Consumer direct	$780,179	$616,330	$645,896	$1,019,557	$883,395
Third party origination (TPO)	296,034	258,996	228,982	248,092	240,477
Retail	379,530	282,698	256,812	329,527	313,404
Correspondent	701,846	440,206	331,622	221,562	26,810
Total	$2,157,589	$1,598,230	$1,463,312	$1,818,738	$1,464,086
Interest rate lock commitments pipeline (period end)
Consumer direct	$222,504	$158,393	$307,699	$573,636	$479,005
Third party origination (TPO)	88,938	101,509	79,967	97,353	105,590
Retail	119,158	93,184	77,033	107,419	122,951
Correspondent	115,919	95,923	68,221	72,092	20,392
Total	$546,519	$449,009	$532,920	$850,500	$727,938
Mortgage sales
Consumer direct	$498,997	$647,535	$777,169	$607,905	$540,044
Third party origination (TPO)	209,185	199,160	191,420	194,440	165,135
Retail	66,640	61,425	66,967	65,970	62,981
Retail footprint	200,157	186,988	195,280	191,195	157,859
Reverse	17,870	22,337	24,422	18,946	13,738
Correspondent	542,410	373,822	291,651	91,306	-
Total	$1,535,259	$1,491,267	$1,546,909	$1,169,762	$939,757

Gains from origination and sale of mortgage loans held for sale	$23,920	$27,577	$29,518	$25,477	$22,867
Net change in fair value of loans held for sale and derivatives	5,412	(4,744)	(7,092)	7,800	4,611
Change in fair value of mortgage servicing rights	(1,840)	(501)	-	-	-
Mortgage servicing income	2,747	2,748	3,751	3,661	2,655
Total mortgage banking income	$30,239	$25,080	$26,177	$36,938	$30,133
Mortgage sale margin (a)	1.56%	1.85%	1.91%	2.18%	2.43%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.
(a) Calculated by dividing gains from sale of mortgage loans held for sale by total mortgage sales

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2017		2016
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Loans by market
Metropolitan	$1,461,129	$1,402,189	$1,352,181	$1,296,673	$1,258,548
Community	476,320	473,453	468,245	465,946	464,876
Other	33,525	25,353	28,358	30,724	26,880
Total	$1,970,974	$1,900,995	$1,848,784	$1,793,343	$1,750,304
Deposits by market
Metropolitan	1,598,574	1,553,931	1,554,929	$1,496,718	$1,385,562
Community	1,085,345	1,109,043	1,072,242	1,085,126	1,090,499
Mortgage (1)	49,970	43,775	46,773	64,298	44,138
Other	(6,296)	(5,550)	(2,382)	(6,070)	(5,902)
Total	$2,727,593	$2,701,199	$2,671,562	$2,640,072	$2,514,297

(1) Deposits related to escrow balances from mortgage servicing portfolio

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017				2016
	June 30, 2017	% of Total	March 31, 2017	% of Total	December 31, 2016	% of Total	September 30, 2016	% of Total	June 30, 2016	% of Total
Loan portfolio
Commercial and industrial	$423,704	21%	$399,333	21%	$386,233	21%	$360,816	20%	$346,381	20%
Construction	282,727	14%	267,998	14%	245,905	13%	234,486	13%	216,181	12%
Residential real estate:
1-to-4 family mortgage	307,152	16%	302,166	16%	294,924	16%	286,605	16%	287,989	16%
Residential line of credit	177,783	9%	177,928	9%	177,190	10%	173,898	10%	174,525	10%
Multi-family mortgage	52,810	3%	45,244	2%	44,977	2%	54,129	3%	41,005	2%
Commercial real estate:
Owner occupied	371,462	19%	359,120	19%	357,346	19%	370,326	21%	363,737	21%
Non-owner occupied	273,285	14%	273,716	15%	267,902	15%	237,550	13%	237,252	14%
Consumer and other	82,051	4%	75,490	4%	74,307	4%	75,533	4%	83,234	5%
Total loans held for investment	$1,970,974	100%	$1,900,995	100%	$1,848,784	100%	$1,793,343	100%	$1,750,304	100%

Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$22,898		$21,747		$23,290		$23,734		$24,431
Charge-off's	(791)		(442)		(1,230)		(714)		(654)
Recoveries	2,005		1,850		439		199		746
Provision for loan losses	(865)		(257)		(752)		71		(789)
Allowance for loan losses at the end of the period	$23,247		$22,898		$21,747		$23,290		$23,734

Allowance for loan losses as a percentage of total loans held for investment	1.18%		1.20%		1.18%		1.30%		1.36%

Charge-offs
Commercial and Industrial	$(131)		$(169)		$(6)		$(358)		$(196)
Construction	-		(6)		-		-		(2)
Residential real estate:
1-to-4 family mortgage	(35)		(88)		(5)		(166)		(53)
Residential line of credit	(195)		-		(28)		(29)		(75)
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	-		-		(156)		-		(93)
Non-owner occupied	-		-		(527)		-		-
Consumer and other	(430)		(179)		(508)		(161)		(235)
Total Charge Offs:	(791)		(442)		(1,230)		(714)		(654)
Recoveries
Commercial and Industrial	1,511		83		44		8		462
Construction	29		29		79		32		64
Residential real estate:
1-to-4 family mortgage	14		26		18		2		45
Residential line of credit	155		56		31		36		70
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	11		4		125		4		5
Non-owner occupied	2		1,639		168		22		1
Consumer and other	283		13		(26)		95		99
Total Recoveries:	2,005		1,850		439		199		746
Net recoveries (charge-off's)	$1,214		$1,408		$(791)		$(515)		$92

Net recoveries (charge-off's) as a percentage of average total loans	0.25%		0.31%		(0.17%)		(0.12%)		0.02%

Loans classified as substandard	$36,455		$37,556		$38,585		$40,056		$41,709

Nonperforming assets
Past due 90 days or more and accruing interest	$1,619		$1,590		$1,329		$1,342		$1,354
Non-accrual	8,327		7,706		8,729		9,622		9,752
Total nonperforming loans	$9,946		$9,296		$10,058		$10,964		$11,106
Other real estate owned	6,370		6,811		7,403		8,964		9,902
Other assets	3,154		1,654		1,654		1,654		1,654
Total nonperforming assets	$19,470		$17,761		$19,115		$21,582		$22,662
Total nonperforming loans as a percentage of loans held for investment	0.50%		0.49%		0.57%		0.61%		0.63%
Total nonperforming assets as a percentage of total assets	0.58%		0.56%		0.58%		0.68%		0.78%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.05%		0.05%		0.04%		0.04%		0.05%
Loans restructured as troubled debt restructurings	$8,488		$8,681		$8,802		$10,125		$14,970
Troubled debt restructurings as a percentage of loans held for investment	0.43%		0.46%		0.48%		0.56%		0.86%

Note: During the fourth quarter of 2016, the Company realigned certain loan call report codes to better align with financial reporting categories. All periods shown have been amended to reflect this change.

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2017	December 31, 2016

Total Equity	$509,517	$330,498
Less:
Goodwill	46,867	46,867
Other intangibles	4,048	4,563
Tangible Common Equity	$458,602	$279,068

Total Assets	$3,346,570	$3,276,881
Less:
Goodwill	46,867	46,867
Other intangibles	4,048	4,563
Tangible Assets	$3,295,655	$3,225,451

Total Common Equity to Total Assets	15.23%	10.09%
Tangible Common Equity to Tangible Assets*	13.92%	8.65%

	June 30, 2017	December 31, 2016
Preliminary Regulatory Capital Ratios:
Common Equity Tier 1 Capital	$463,642	$287,146
Tier 1 Capital	$493,642	$317,146
Total Capital	$516,889	$338,893

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	17.16%	11.04%
Tier 1 Risk-Based	18.28%	12.19%
Total Risk-Based	19.14%	13.03%
Tier 1 Leverage	15.54%	10.05%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and
Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017				2016
Securities available for sale (at fair value)	Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
Debt securities
U.S. government agency securities	$990	0%	$987	0%	$985	0%	$2,501	0%	$15,510	3%
Mortgage-backed securities - residential	410,708	74%	425,943	75%	443,908	76%	433,564	78%	425,311	77%
Municipals, tax exempt	122,698	22%	120,560	21%	116,923	20%	104,112	19%	96,001	17%
Treasury securities	10,310	2%	11,773	2%	11,757	2%	4,506	1%	4,513	1%
Total debt securities	544,706	98%	559,263	98%	573,573	98%	544,683	98%	541,335	98%
Equity securities	8,651	2%	8,623	2%	8,610	2%	8,674	2%	8,972	2%
Total securities available-for-sale	$553,357	100%	$567,886	100%	$582,183	100%	$553,357	100%	$550,307	100%

Securities available for sale to total assets	16.54%		17.93%		17.77%		17.36%		18.86%

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017		2016
Pro forma core net income	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Pre-tax net income	$17,813	$15,178	$13,797	$15,979	$16,908
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights	(1,840)	(501)	-	-	-
Less gain on sale of securities	29	1	-	416	2,591
Less gain (loss) on sales or write-downs of foreclosed and other assets	62	748	(349)	1,653	(254)
Noninterest expenses
Plus one-time equity grants	-	-	-	2,960	-
Plus variable compensation charge related to cash settled equity awards	-	635	1,041	213	-
Plus merger and conversion	767	487	-	1,122	1,540
Plus (recovery of) impairment of mortgage servicing rights	-	-	(3,411)	2,402	4,914
Plus loss on sale of mortgage servicing rights	249	-	4,447	-	-
Pre tax core net income	$20,578	$16,052	$16,223	$20,607	$21,025
Pro forma core income tax expense	7,659	5,768	5,739	7,672	7,874
Pro forma core net income	$12,919	$10,284	$10,484	$12,935	$13,151
Weighted average common shares outstanding fully diluted	26,301,458	24,610,991	24,500,943	18,332,192	17,180,000

Pro forma core diluted earnings per share
Diluted earning per share	$0.43	$0.40	$0.37	$0.07	$0.92
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights	(0.07)	(0.02)	-	-	-
Less gain on sale of securities	0.00	0.00	0.00	0.02	0.15
Less (loss) gain on sales or write-downs of foreclosed and other assets	0.00	0.03	(0.01)	0.09	(0.01)

Noninterest expenses
Plus one-time equity grants	-	-	-	0.16	-
Plus variable compensation charge related to cash settled equity awards	-	0.03	0.04	0.01	-
Plus merger and conversion	0.03	0.02	-	0.06	0.09
Plus (recovery of) impairment of mortgage servicing rights	-	-	(0.14)	0.13	0.29
Plus loss on sale of mortgage servicing rights	0.01	-	0.18	-	-
Tax effect	(0.0)	(0.0)	(0.04)	0.39	(0.39)
Pro forma core diluted earnings per share	$0.49	$0.42	$0.43	$0.71	$0.77

	2017		2016
Core efficiency ratio (tax-equivalent basis)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total noninterest expense	$49,136	$46,417	$47,319	$55,249	$50,595
Less one-time equity grants	-	-	-	2,960	-
Less variable compensation charge related to cash settled equity awards	-	635	1,041	213	-
Less merger and conversion expenses	767	487	-	1,122	1,540
Less (recovery of) impairment of mortgage servicing rights	-	-	(3,411)	2,402	4,914
Less loss on sale of mortgage servicing rights	249	-	4,447	-	-
Core noninterest expense	$48,120	$45,295	$45,242	$48,832	$44,141
Net interest income (tax-equivalent basis)	31,158	30,963	29,686	28,213	28,967
Total noninterest income	35,657	31,087	31,332	43,962	38,356
Less change in fair value on mortgage servicing rights	(1,840)	(501)	-	-	-
Less gain on sales or write-downs of foreclosed and other assets	62	748	(349)	1,653	(254)
Less gain on sales of securities	29	1	-	416	2,591
Core noninterest income	37,406	30,839	31,681	41,893	36,019
Core revenue	$68,564	$61,802	$61,367	$70,106	$64,986
Efficiency ratio (GAAP)(1)	74.35%	75.67%	78.39%	77.58%	75.84%
Core efficiency ratio (tax-equivalent basis)	70.18%	73.29%	73.72%	69.65%	67.92%

(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017		2016
Banking segment core efficiency ratio (tax equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Core consolidated noninterest expense	$48,120	$45,295	$45,242	$48,832	$44,141
Less Mortgage segment noninterest expense	19,802	17,670	22,256	23,744	22,451
Add (recovery of) impairment of mortgage servicing rights	-	-	(3,411)	2,402	4,914
Add loss on sale of mortgage servicing rights	249	-	4,447	-	-
Adjusted Banking segment noninterest expense	28,567	27,625	24,022	27,490	26,604
Adjusted core revenue	68,564	61,802	61,367	70,106	65,109
Less Mortgage segment noninterest income	23,121	19,414	22,975	27,957	22,918
Less change in fair value on mortgage servicing rights	(1,840)	(501)	-	-	-
Adjusted Banking segment total revenue	$47,283	$42,889	$38,392	$42,149	$42,191
Banking segment core efficiency ratio (tax-equivalent basis)	60.42%	64.41%	62.57%	65.22%	63.06%

Mortgage segment core efficiency ratio (tax equivalent)
Consolidated Noninterest expense	$49,136	$46,417	$47,319	$55,529	$50,595
Less impairment of mortgage servicing rights	-	-	(3,411)	2,402	4,914
Less loss on sale of mortgage servicing rights	249	-	4,447	-	-
Less Banking segment noninterest expense	29,334	28,747	25,030	31,785	28,144
Adjusted Mortgage segment noninterest expense	$19,553	$17,670	$21,253	$21,342	$17,537
Total noninterest income	35,657	31,087	31,332	43,962	38,356
Less Banking segment noninterest income	12,536	11,673	8,357	16,005	15,438
Less change in fair value on mortgage servicing rights	(1,840)	(501)	-	-	-
Adjusted Mortgage segment total revenue	$24,961	$19,915	$22,975	$27,957	$22,918
Mortgage segment core efficiency ratio (tax-equivalent basis)	78.33%	88.73%	92.50%	76.34%	76.52%

	2017		2016
Tangible assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Tangible Assets
Total assets	$3,346,570	$3,166,459	$3,276,881	$3,187,180	$2,917,958
Less goodwill	46,867	46,867	46,867	46,867	46,867
Less core deposit intangibles	4,048	4,171	4,563	5,090	5,616
Tangible assets	$3,295,655	$3,115,421	$3,255,451	$3,135,223	$2,865,475
Tangible Common Equity
Total shareholders' equity	$509,517	$342,142	$330,498	$329,108	$265,768
Less goodwill	46,867	46,867	46,867	46,867	46,867
Less core deposit intangibles	4,048	4,171	4,563	5,090	5,616
Tangible common equity	$458,602	$291,104	$279,068	$277,151	$213,285
Common shares outstanding	28,968,160	24,154,323	24,107,660	23,975,122	17,180,000
Book value per common share	$17.59	$14.16	$13.71	$13.73	$15.47
Tangible book value per common share	$15.83	$12.05	$11.58	$11.56	$12.41
Total shareholders' equity to total assets	15.23%	10.81%	10.09%	10.33%	9.11%
Tangible common equity to tangible assets	13.92%	9.34%	8.65%	8.84%	7.44%
Net income	$11,239	$9,753	$9,010	$1,207	$15,775
Return on tangible common equity	9.83%	13.59%	12.84%	1.73%	29.75%

	2017		2016
Return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total average shareholders' equity	$398,805	$333,178	$318,986	$276,549	$259,790
Less average goodwill	46,839	46,839	46,839	46,839	46,839
Less average core deposit intangibles	4,124	4,353	4,694	5,402	5,912
Average tangible common equity	$347,842	$281,986	$267,453	$224,308	$207,039
Net income	$11,239	$9,753	$9,010	$1,207	$15,775
Return on average tangible common equity	12.96%	14.03%	13.40%	2.14%	30.64%

	2017		2016
Pro forma return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Average tangible common equity	$347,842	$281,986	$267,453	$224,308	$207,039
Pro forma net income	$11,239	$9,753	$9,010	$10,033	$10,576
Pro forma return on average tangible common equity	12.96%	14.03%	13.40%	17.79%	20.55%

FB Financial Corporation
Second Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2017		2016
Pro forma core return on average tangible equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Pre-tax pro forma net income	$17,813	$15,178	$13,797	$15,979	$16,908
Adjustments:
Add non-core items	2,765	874	2,426	4,628	4,117
Less pro forma core income tax expense	7,659	5,768	5,739	7,672	7,874
Pro forma core net income	$12,919	$10,284	$10,484	$12,935	$13,151
Pro forma core return on average tangible common equity	14.90%	14.79%	15.60%	22.94%	25.55%

	2017		2016
Pro forma core return on average assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net income	$11,239	$9,753	$9,010	$1,207	$15,775
Average assets	3,224,783	3,172,149	3,206,398	3,015,670	2,900,074
Average equity	398,805	333,178	318,986	276,549	259,790
Return on average assets	1.40%	1.25%	1.12%	0.16%	2.19%
Return on average equity	11.30%	11.87%	11.24%	1.74%	24.42%
Pro forma core net income	12,919	10,284	10,484	12,935	13,151
Pro forma core return on average assets	1.61%	1.31%	1.30%	1.71%	1.82%
Pro forma core return on average equity	12.99%	12.52%	13.08%	18.61%	20.36%

	2017		2016
Pro forma core total revenue	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net interest income	$30,427	$30,251	$29,032	$27,617	$28,358
Noninterest income	35,657	31,087	31,332	43,962	38,356
Less adjustments:
Change in fair value of mortgage servicing rights	(1,840)	(501)	-	-	-
Gain on sale of securities	29	1	-	416	2,591
Gain (loss) on sales or write-downs of foreclosed and other assets	62	748	(349)	1,653	(254)
Pro forma core total revenue	$67,833	$61,090	$60,713	$69,510	$64,377